EXHIBIT 10.86




                              Amendment No. 1
                 to Amended and Restated Credit Agreement
                        dated as of August 4, 1994




                                                                EXECUTION COPY


                              AMENDMENT NO. 1
                 TO AMENDED AND RESTATED CREDIT AGREEMENT


          AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 4, 1994 ("this Amendment"), between WESTERN PUBLISHING GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the banks listed on the signature pages hereto (individually, a "Bank" and, collectively, the "Banks"); FLEET BANK, a New York bank, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"); and THE BANK OF NEW YORK, a New York bank, as co-agent for the Banks (in such capacity, together with its successors in such capacity, the "Co-Agent").

          WHEREAS, the Company, the Banks, the Agent and the Co-Agent are parties to an Amended and Restated Credit Agreement dated as of May 31, 1994 (the "Credit Agreement"), which provides, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) by the Banks to the Company; and

          WHEREAS, the Company, the Banks, the Agent and the Co-Agent wish to amend the Credit Agreement in certain respects;

          NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, the parties hereto hereby agree as follows:

          Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement that are used herein have the same meanings herein as are ascribed to such terms in the Credit Agreement.

          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 6 below, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

          A. Section 8.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (a) as soon as available and in any event within 20 Business Days after the end of each fiscal month (except for the last fiscal month of each of the first three fiscal quarters and except that, in the case of December, 1994, such delivery shall be made within 15 calendar days after the end thereof), consolidated and consolidating statements of operations, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial officer of the Company, which certificate shall state that said financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries, and the unconsolidated financial condition and results of operations of the Company and of each of its Consolidated Subsidiaries, in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments);

          B. Section 8.01 of the Credit Agreement is hereby amended by redesignating subsections (i) and (j) thereof as subsections (k) and (l), respectively, and by adding new subsections (i) and (j) which read as follows:

          (i) on or before November 30, 1994, revised forecasted consolidated financial statements for the Company and its Subsidiaries for the fourteen-month period ending January, 1996, in substantially the same detail as the forecasts previously furnished by the Company to the Banks;

          (j) within 15 Business Days after the beginning of each fiscal month, a forecast of the Company's working capital requirements on a weekly basis, and the supporting assumptions for such forecast in reasonable detail on a monthly basis, for the period beginning on the first day of such fiscal month and ending on the last day of the next succeeding fiscal month;

          C. Section 8.03 of the Credit Agreement is hereby amended by adding the following to the end thereof:

          , including, without limitation, full access to all information used in preparing the forecast required to be furnished to the Banks pursuant to Section 8.01(i) hereof.

          D. Section 2.04 of the Credit Agreement is hereby amended by redesignating subsections (d) and (e) thereof as subsections (e) and (f), respectively, and inserting a new subsection (d) which reads as follows:

          (d) Immediately upon receipt thereof, the Company shall prepay the principal of the Loans hereunder, and the Commitments shall be reduced, in an aggregate principal amount equal to 100% of the proceeds derived from any refund of amounts previously paid to satisfy the Company's obligations with respect to any federal, state or local taxes arising from the Disposition of the assets of the Company's Games and Puzzles division and/or its Advertising Specialty division. The Company shall make any necessary filings with federal, state and local tax authorities to claim such refunds promptly upon the Company becoming entitled to do so, and shall assign all rights to receive any such tax refund to the Agent, on behalf of the Banks, and irrevocably instruct such tax authorities to pay any such claimed tax refund directly to the Agent, on behalf of the Banks. In addition, in the event that the Company's actual federal, state or local tax liability is less than the Company's estimate of such liability for purposes of calculating the amount of net cash proceeds received by the Company in connection with a Disposition in accordance with Section 2.04(c) hereof, the Company shall immediately prepay the principal of the Loans hereunder, and the Commitments shall be reduced, in an aggregate principal amount equal to the difference between such actual tax liability and such estimate.

          E. Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          Section 8.10. Leverage Ratio. Commencing with the fiscal quarter ending January 28, 1995, the Company shall not permit the Leverage Ratio to exceed 2.50 to 1 as at the end of the third fiscal quarter of any fiscal year of the Company, and shall not permit the Leverage Ratio to exceed 2.00 to 1 as at the end of any first, second or fourth fiscal quarter of any fiscal year of the Company (being the fiscal quarters ending on or about the last day of the months of April, July or January, respectively).

          F. Section 8.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          8.11. Tangible Net Worth. The Company will not permit Tangible Net Worth at any time on or after December 31, 1994, to be less than the sum of
     (i) $150,000,000 plus (ii) an amount equal to (but not less than zero) 50% of the Company's consolidated net income (determined in accordance with GAAP) for the period from May 2, 1992 through the end of the Company's fiscal quarter most recently ended (treated for this purpose as a single accounting period).

          G. Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          8.12. Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio for any period set forth below to be less than the ratio set forth below opposite such period:




          Period                                         Ratio

     Fiscal quarter ending January 28, 1995              3.00 to 1
     Two fiscal quarters ending April 29, 1995           1.50 to 1
       and each fiscal quarter thereafter



          H. Section 8.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          8.18 Cash Flow. The Company will not permit its Cash Flow for any period set forth below to be less than the amount set forth below opposite such period:

          Period                                        Cash Flow

     Two fiscal months ended 12/31/94                    8,419,000
     Three fiscal months ended 1/28/95                  12,100,000

          I. Section 8.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


          8.19. Loans Outstanding. From and after November 26, 1994, the Company will not permit the aggregate principal amount of Loans outstanding at any time during the period commencing with the delivery by the Company to the Agent of a compliance certificate for any fiscal month and ending with the delivery by the Company to the Agent of a compliance certificate for the next succeeding fiscal month to exceed the percentage set forth below opposite such fiscal month of the total amount of Inventory and Accounts Receivable (as each such term is defined under GAAP) of the Company at the end of such fiscal month, as certified by such compliance certificate:

          Month                    Percentage

          December, 1994           24.0%
          January, 1995             6.5%
          February, 1995 and       13.0%
              thereafter

          In the event that the Disposition of the Company's Advertising Specialty division is consummated, the percentages set forth in this
     Section 8.19 for each fiscal month ending thereafter shall be reduced by the difference between the Company's projection of "Loans Outstanding as a % of Accounts Receivable and Inventories" for the relevant fiscal month and the respective percentages obtained by dividing (i) the Company's projection of "Loans Outstanding (Direct Borrowings)" for the relevant fiscal month less up to $12,000,000 of the net cash proceeds of such Disposition received by the Company or any of its Subsidiaries by (ii) the sum of the Company's projections for "Accounts Receivable, Net" and "Inventories, Net" for the relevant fiscal month. The projections referred to in the preceding sentence are set forth in Schedule V attached hereto.

          Notwithstanding anything to the contrary in this Section 8.19, the Company shall be entitled to deliver to the Agent a compliance certificate of a senior financial officer of the Company setting forth the total amount of Inventory and Accounts Receivable of the Company as of the date of such compliance certificate, and thereupon the aggregate principal amount of Loans which the Company may permit to be outstanding for purposes of this
     Section 8.19 during the period commencing with the delivery of such compliance certificate and ending with the delivery of any subsequent compliance certificate shall be the percentage set forth in this Section
     8.19 for the then current fiscal month of the total amount of Inventory and Accounts Receivable reflected in such compliance certificate.

          J.  The Credit Agreement is hereby amended by inserting a new
Section 8.22, which reads as follows:

          Section 8.22. Blocked Account. The Company shall establish and maintain an interest bearing account with Fleet Bank (the "Blocked Account"). As promptly as practicable (but in no event later than ten Business Days) after the earlier of (i) the Disposition of all or substantially all of the assets of the Company's Advertising Specialty division (the "Ad Specialty Disposition") and (ii) January 28, 1995, the Company shall deliver to the Agent a certificate of Imowitz, Koenig &

     Company, or another certified independent public accounting firm reasonably satisfactory to the Agent, certifying the amount of the Company's federal, state and local income tax obligations payable in connection with the Disposition of the assets of its Games and Puzzles division and the amount of any tax benefits arising from the Ad Specialty Disposition or any other event which has the effect of reducing the Company's tax obligations, and such certificate shall present an itemized calculation of such tax obligations and benefits in reasonable detail. The Company shall not withdraw any funds from the Blocked Account except to the extent that such tax obligations, as reduced by such tax benefits, exceed $10,000,000, as evidenced by such certificate, and the Company shall provide such other evidence as the Agent may reasonably request to establish the amount of such tax obligations to the Agent's reasonable satisfaction, as well as to verify the amount and source of other funds either utilized or to be utilized for the payment of such tax obligations. No later than the third Business Day following satisfaction of the conditions set forth in the two immediately preceding sentences, the Agent shall wire transfer to an account designated by the Company the amount of funds from the Blocked Account which the Company is permitted to withdraw in accordance with this
     Section 8.22, and thereupon any amounts on deposit in the Blocked Account in excess of the amount which the Company is permitted to withdraw therefrom in accordance with this Section 8.22 shall be applied by the Agent to the Loans, and the Commitments shall be permanently reduced by such excess, all in accordance with Section 2.04(d) of the Credit Agreement. If the Company fails to deliver the certificate described in the second sentence of this Section 8.22 within the time period specified in such sentence, the entire amount on deposit in the Blocked Account shall be applied immediately by the Agent to the Loans, and the Commitments shall be permanently reduced by such amount, all in accordance with Section 2.04(d) of the Credit Agreement.

          K.  The Credit Agreement is hereby amended by inserting a new
Section 8.23, which reads as follows:

          Section 8.23. Additional Restrictions on Dividends. Prior to December 31, 1994, the Company shall not, and shall not permit any of its Subsidiaries to, (i) declare or make any Dividend Payment on account of any equity interest otherwise permitted by Section 8.09 of the Credit Agreement, or (ii) declare or make any dividends (in cash, property or obligations) on, or set apart money for a sinking or other analogous fund for, or make any other payments or distributions on account of, or effect any purchase, redemption, retirement or other acquisition of, the Company's Series A Preferred Stock except as required pursuant to the existing terms of the Company's currently outstanding Series A Preferred Stock.

          L.  The Credit Agreement is hereby amended by inserting a new
Section 8.24, which reads as follows:

          Section 8.24. Net Operating Loss. The Company will not permit its net operating loss (determined on a consolidated basis in accordance with GAAP), excluding any restructuring charges, during the period from July 30, 1994 through December 31, 1994, to exceed $20,000,000.


          M. Section 9(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          (e) The Company shall default in the performance of any of its obligations under any of Sections 8.05, 8.06, 8.07, 8.08, 8.14, 8.16 or
     8.23 hereof; or the Company or Western shall default in the performance of any of its other obligations in this Agreement or any other Loan Document and such default shall continue unremedied for a period of thirty days (or, in the case of any such default in existence at December 31, 1994, five calendar days) after notice thereof to the Company by the Agent or any Bank through the Agent); or

          Section 3. Reduction of Commitments. Effective as of the date hereof, pursuant to Section 2.04(b) of the Credit Agreement, the Company hereby permanently reduces the aggregate amount of (i) the Facility B Commitments to $50,000,000 and (ii) the Letter of Credit Commitments to $5,000,000. In addition, the Company agrees to permanently reduce the Facility B Commitments by 100% of the amount of any net proceeds of the Disposition of the assets of its Games and Puzzles division (other than proceeds received from the holdback with respect to the Over The Hill Gang consent) which are received by the Company after the date hereof.

          Section 4. Waiver. Subject to the satisfaction of the conditions precedent specified in Section 6 below, but effective as of the date hereof, the Banks hereby waive receipt of one day's prior notice of borrowing on the date that this Amendment becomes effective of Loans up to the full amounts of the unused Facility A Commitments and Facility B Commitments, after giving effect to the reductions effected pursuant to Section 3 of this Amendment.

          Section 5. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in
Section 7 of the Credit Agreement are true and complete in all material respects on the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date) as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to the Credit Agreement as amended by this Amendment.

          Section 6. Conditions Precedent. As provided in Sections 2 and 4 above, the amendments to and waivers under the Credit Agreement set forth in said Sections shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

          A. This Amendment shall have been executed and delivered by the Company and by the Majority Banks.

          B. The Company shall have prepaid the Loans in the amount required pursuant to Section 2.04(c) of the Credit Agreement in connection with the Disposition of the assets of the Company's Games and Puzzles division.

          C.  The Company shall have deposited $15,000,000 in the Blocked
Account.

          D. Western shall have requested a $15,000,000 advance under the Subsidiary Note.


          E. The Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

          (1) Corporate Documents. The following documents, each certified as indicated below:

               (a) if the certificate of incorporation of the Company has been amended since the date of the certification thereto delivered pursuant to Section 6.01 of the Credit Agreement, a copy of such certificate, as amended, of the Company;

               (b) a certificate of the Secretary or an Assistant Secretary of the Company, dated as of a recent date and certifying (i) that attached thereto is a true and complete copy of the by-laws of the Company as in effect on the date of such certificate or that the by-laws of the Company have not been amended since the date of the certification thereto delivered pursuant to Section 6.01 of the Credit Agreement, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Amendment and the performance of the Credit Agreement as amended hereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (iii) that the certificate of incorporation of the Company has not been amended since the date of the certification thereto furnished pursuant to clause (a) above or
          Section 6.01 of the Credit Agreement, as the case may be, and (iv) as to the incumbency and specimen signature of each officer of the Company executing this Amendment and each other document to be delivered by the Company from time to time in connection with the Credit Agreement amended hereby (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Company); and

               (c) a certificate of another officer of the Company as to the incumbency and specimen signature of the Secretary or such Assistant Secretary of the Company.

          (2) Opinion of Counsel to the Company. An opinion of Morgan, Lewis & Bockius, counsel to the Company, in the form attached hereto as Exhibit A.

          (3) Games and Puzzles Certificate. A certificate of a senior financial officer of the Company certifying the total amount of proceeds received by the Company in respect of the Disposition of the assets of its Games and Puzzles division and itemizing in reasonable detail the amounts deducted therefrom in determining the net proceeds of such Disposition for purposes of Section 2.04(c) of the Credit Agreement.

          (4) Other Documents. Such other documents as the Agent or any Bank or counsel to the Banks may reasonably request.

          Section 7.  Expenses.  Without limiting its obligations under

Section 11.03 of the Credit Agreement, the Company agrees to pay, promptly following demand, all reasonable out-of- pocket costs and expenses of the Agent and the Co-Agent (including the reasonable fees and disbursements of Weil, Gotshal & Manges, counsel to the Agent and the Banks) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

          Section 8. Miscellaneous. Except as expressly herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State on New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                              WESTERN PUBLISHING GROUP, INC.


                              By
                                 ----------------------------------------
                                  Title:

                              FLEET BANK


                              By         /s/ Patrick F. McAuliffe
                                 ----------------------------------------
                                  Title: Senior Vice President

                              THE BANK OF NEW YORK


                              By          /s/ Richard P. Hebner
                                 ----------------------------------------
                                  Title: Vice President

                              CREDIT LYONNAIS


                              By           /s/ David Bonnington
                                 ----------------------------------------
                                  Title: Vice President

                              By           /s/ Silvana Burdick
                                 ----------------------------------------
                                  Title: Vice President

                              THE DAIWA BANK, LTD.


                              By  /s/ James H. Broadley   /s/ Barry Henry
                                 ----------------------------------------
                                  Title: Vice President   Vice President

                              MELLON BANK, N.A.


                              By          /s/ Martin T. Hanning
                                 ----------------------------------------
                                  Title: Vice President

                              NATIONAL WESTMINSTER BANK USA


                              By            /s/ Charles Greer
                                 ----------------------------------------
                                  Title: Vice President

                              STANDARD CHARTERED BANK


                              By
                                 ----------------------------------------
                                  Title:

                              NORWEST BANK MINNESOTA, NATIONAL
                                 ASSOCIATION


                              By
                                 ----------------------------------------
                                  Title:

                              THE FIRST NATIONAL BANK OF BOSTON


                              By
                                 ----------------------------------------
                                  Title: Senior Vice President

                              FLEET BANK,
                                 as Agent


                              By         /s/ Patrick F. McAuliffe
                                 ----------------------------------------
                                  Title: Senior Vice President

                              THE BANK OF NEW YORK
                                 as Co-Agent


                              By          /s/ Richard P. Hebner
                                 ----------------------------------------
                                  Title: Vice President